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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended

Date of Report (Date of earliest event reported): August 6, 2003

CORPORATE OFFICE PROPERTIES TRUST
(Exact Name of Registrant Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-14023 (Commission File Number)	23-2947217 IRS Employer Identification No.)
8815 Centre Park Drive Suite 400 Columbia, Maryland (Address of Principal Executive Offices)		20145 Zip Code
Registrant's telephone, including area code: (410) 992-7324 (not applicable) (Former Name and Former Address, if Changed Since Last Report)

Item 5. Other Events.

        On August 6, 2003, Corporate Office Properties Trust (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") with Credit Suisse First Boston LLC ("CSFB") in connection with an underwritten public offering by the Company of up to 2,000,000 shares (along with 200,000 shares reserved for the underwriter's over-allotment option) of its 8% Series G Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share, at a price of $25.00 per share (the "Shares"). On August 7, 2003, the Underwriters exercised the over-allotment option in full by notice to the Company. The sale of the Shares will result in gross aggregate proceeds before underwriter's discount to the Company of approximately $55,000,000 million (based on the issuance of 2,200,000 shares). The Shares that are being offered and sold have been registered on a Registration Statement on Form S-3 (File No. 333-71807) relating to the registration of the Shares and certain other securities of the Company, filed by the Company with the United States Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), on February 4, 1999, Pre-Effective Amendment No. 1 thereto, as filed by the Company with the Commission under the Securities Act on February 22, 1999, Post-Effective Amendment No. 1 thereto, as filed by the Company with the Commission under the Securities Act on May 21, 1999, Post-Effective Amendment No. 2 thereto, as filed by the Company with the Commission under the Securities Act on November 1, 2000, and a related Registration Statement on Form S-3 (File No. 333-107652) filed with the Commission on August 4, 2003 in accordance with Rule 462(b) of the Securities Act of 1933, as amended.

        The Company incorporates herewith the description of the terms of the Shares as set forth in the Articles Supplementary to its Amended and Restated Declaration of Trust as filed with the State of Maryland on August 6, 2003, amending the Declaration of Trust to designate and authorize the issuance of Shares.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits.

    1.1
    Underwriting Agreement, dated August 6, 2003, by and between the Registrant and Credit Suisse First Boston LLC.

    4.1
    Articles Supplementary relating to Registrant's 8% Series G Cumulative Redeemable Preferred Shares of Beneficial Interest.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORPORATE OFFICE PROPERTIES TRUST
By:	JOHN H. GURLEY
Name:	John H. Gurley
Title:	Senior Vice-President & General Counsel

August 7, 2003

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INDEX TO EXHIBITS

Exhibit No.	Exhibit
1.1	Underwriting Agreement, dated August 6, 2003, by and between the Registrant and Credit Suisse First Boston LLC
4.1
Articles Supplementary relating to Registrant's 8% Series G Cumulative Redeemable Preferred Shares of Beneficial Interest (Incorporated by reference to Exhibit 3.8 to the Registrant's Registration Statement on Form 8-A, filed with the Commission on August 7, 2003)

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INDEX TO EXHIBITS